UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 4, 2018 (January 3, 2018)

 OneMain Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36129	27-3379612
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

 601 N.W. Second Street,
Evansville, IN 47708
(Address of principal executive offices) (Zip Code)

(812) 424-8031
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Share Purchase Agreement

On January 3, 2018, OneMain Holdings, Inc., a Delaware corporation (“OneMain” or the “Company”), advised by Skadden, Arps, Slate, Meagher & Flom LLP, upon the recommendation and approval of a special committee of the Board of Directors of OneMain consisting solely of independent directors and advised separately by Davis Polk & Wardwell LLP (as legal counsel) and PJT Partners LP (as financial advisor), formed for the purpose of evaluating strategic alternatives, entered into a Share Purchase Agreement (the “SPA”) with Springleaf Financial Holdings, LLC, a Delaware limited liability company (“Springleaf” or “Seller”) and OMH Holdings, L.P., a Delaware limited partnership (“Apollo” or “Purchaser”). Pursuant to the SPA, Purchaser agreed to purchase 54,937,500 shares of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) beneficially owned by Seller (the “Purchased Shares”) at a purchase price per share of $26.00, for an aggregate purchase price of approximately $1,428,375,000 in cash (the “Private Sale”). As of December 29, 2017, the Purchased Shares represented approximately 40.5% of the outstanding Company Common Stock. Purchaser will fund the Private Sale through equity investments by its limited partners, for which it has obtained written commitments. Upon the closing of the Private Sale, Purchaser will own approximately 40.5% of the outstanding shares of Company Common Stock on a fully diluted basis calculated based on the number of shares of Company Common Stock outstanding as of December 29, 2017.

The SPA contains customary representations, warranties and covenants in respect of each of the Company, Seller and Purchaser.  No indemnification by the Company is contemplated by the SPA.  The completion of the Private Sale is subject to various conditions, including, among others: (i) the expiration of the applicable waiting periods under the HSR Act; (ii) the receipt of certain regulatory approvals and consents, including receipt of approvals, licenses or consents from applicable state regulatory authorities governing consumer lending and insurance in the various states in which the Company or any Company subsidiary operates; (iii) the execution and delivery of the Amended and Restated Stockholders Agreement, by and between the Company and Purchaser (the “A&R Stockholders Agreement”); and (iv) subject to certain materiality exceptions, the accuracy of the representations and warranties made by the Company, Seller and Purchaser and the compliance by each of the Company, Seller and Purchaser with their respective obligations under the SPA.  The completion of the Private Sale is not subject to any financing contingency.

Seller and Purchaser have the right to terminate the SPA under certain circumstances, including, among others:  (1) mutual consent, (2) material uncured breach by the other party, (3) failure to consummate the Private Sale by August 3, 2018, subject to a possible 2-month extension or (4) issuance of a final, non-appealable order of any governmental entity that makes illegal, restrains, enjoins or prohibits the consummation of the Private Sale or imposes any condition, limitation or qualification that, individually or together, would or would reasonably be expected to have a material adverse effect on the business, results of operations or financial condition of Purchaser and its Subsidiaries (as defined in the SPA) (taken as whole) or the Sponsors (as defined in the SPA) (taken as a whole).

The SPA has been summarized and attached as an exhibit hereto solely to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the SPA were made only for purposes of the SPA as of the specific dates therein, were solely for the benefit of the parties to the SPA, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the SPA instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the SPA and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the SPA, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing summary of the SPA does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the SPA, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference herein.

Amended and Restated Stockholders Agreement

In connection with the SPA, the Company and Purchaser have agreed to a form of A&R Stockholders Agreement to be executed and delivered upon the consummation of the Private Sale (the “Closing”), subject to fulfillment of the conditions described above.

Board Representation.  Immediately following the Closing, the Board of Directors (the “Board”) will consist of nine directors.  Following the Closing, for so long as Purchaser (together with any Permitted Transferees (as defined in the A&R Stockholders Agreement) (Purchaser and any Permitted Transferees, collectively the “Stockholders”)) beneficially owns: (a) at least 33% of the outstanding shares of Company Common Stock and other securities of the Company entitled to vote generally in the election of directors of the Company (together, the “Company Securities”), Purchaser will be entitled to designate a number of directors equal to the majority of the Board, plus one director and in these circumstances the majority of the directors of the Board shall be independent (the “Independent Directors”), (b) less than 33%, but at least 20%, of the Company Securities, Purchaser will be entitled to designate a number of directors equal to the majority of the Board, minus one director, unless the Board consists of six or fewer directors, in which case, Purchaser shall be entitled to designate two directors to the Board, (c) less than 20%, but at least 10%, of the Company Securities, Purchaser will be entitled to designate a number of directors proportional to its interest (rounded up to the nearest whole number), unless the Board consists of six or fewer directors, in which case, Purchaser shall be entitled to designate two directors to the Board, and (d) less than 10%, but at least 5%, of the Company Securities, Purchaser will be entitled to designate a number of directors proportional to its interest (rounded up to the nearest whole number), unless the Board consists of six or fewer directors, in which case, Purchaser shall be entitled to designate one director to the Board.  Purchaser’s right to nominate directors to the Board may not be transferred to a subsequent acquirer of its shares of the Company Securities.  The size of the Board may not be decreased from nine directors without approval of the Independent Directors. The Company covenants to take all reasonable actions to cause to be elected, and to continue in office, such nominees of Purchaser.

Voting Obligations.  Purchaser shall refrain from taking any action to remove, or voting in favor of the removal, from the Board, prior to the expiration of their existing term, three of the directors who are currently serving on the Board and who will remain on the Board following the Closing, in each case other than for cause.

Standstill Provisions.  The “Standstill Period” shall mean the period beginning on the date the A&R Stockholders Agreement is executed and ending on the earlier of (i) two years from January 3, 2018 and (ii) such time as the Stockholders collectively have beneficial ownership of less than 20% of the Company Securities.  The Stockholders agree that, during the Standstill Period, they shall not, and shall cause certain of their affiliates (such affiliates, “Controlled Affiliates”), and shall direct their representatives acting at their direction, and shall cause their affiliates’ representatives acting at such affiliates’ direction, not to, directly or indirectly, as part of a “group” (as such term is applied under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”)), effect, or enter into any agreement to effect, (x) any acquisition of any Company Securities, or rights or options to acquire any Company Securities, in each case, whether or not any of the foregoing may be acquired or obtained immediately or only after the passage of time or upon the satisfaction of one or more conditions pursuant to any agreement, arrangement or understanding or otherwise or (y) any tender or exchange offer, consolidation, business combination, acquisition, merger or other extraordinary transaction involving the Company or a material portion of the assets of the Company, in each case without the approval of the majority of the Independent Directors who are disinterested and independent under Delaware law (the “Disinterested Directors”), in each case subject to certain exceptions, including that the Stockholders may purchase Company Common Stock from a certain specified holder of Company Common Stock.  Six months after the Closing, the Stockholders may purchase additional shares of Company Securities so that the Stockholders own, in the aggregate (including Company Securities previously owned by Purchaser and its affiliates), up to a maximum beneficial ownership of 52% of the outstanding shares of Company Securities.

Matters Reserved for Approval of the Disinterested Directors.  For as long as the Stockholders have beneficial ownership of at least 20% of the Company Securities, the following actions shall require the approval of the majority of the Disinterested Directors: (a) any transaction or series of transactions between any Stockholder or any of their respective affiliates, on the one hand, and the Company or any of its subsidiaries, on the other hand, that could reasonably be expected to have a value in excess of $30,000,000 (other than ordinary course purchases of asset-backed securities from the Company or any of its subsidiaries on arms-length, market terms in an amount not exceeding $500,000,000 in any transaction), (b) any enforcement or waiver of the rights of the Company or any of its subsidiaries under any agreement between the Company or any of its subsidiaries, on the one hand, and any Stockholder or any of their respective affiliates, on the other hand, and (c) any management, monitoring, service, transaction or other similar fee payable to any Stockholder or any of their respective affiliates, with the exception of certain pre-approved transactions.

Until the third anniversary of January 3, 2018, each Stockholder agrees that it shall not, and shall cause each of its affiliates not to, directly or indirectly, alone or in concert with any other person, engage in any “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Exchange Act without the approval of the majority of the Disinterested Directors.  Until the second anniversary of January 3, 2018, each Stockholder agrees that it shall not transfer (or enter into an agreement to transfer), record or beneficial ownership of any Company Securities to a person or “group” (as defined in Section 13(d)(3) of the Exchange Act) without the approval of the majority of the Disinterested Directors.

Registration Rights. Following 180 days after the Closing, the Stockholders will be entitled to customary demand and piggyback registration rights, subject to customary underwriter cutbacks.

Termination. The A&R Stockholders Agreement will automatically terminate on the date the Stockholders beneficially own less than 1% of the Company Securities.

Item 5.01	Changes in Control of Registrant.

The disclosure set forth above under Item 1.01 – Share Purchase Agreement, is incorporated herein by reference.

Item 8.01	Other Events.

On January 4, 2018, the Company issued a press release announcing the transaction. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the proposed transaction. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “intend”, ‘appear”, “expect”, “estimate”, “plan”, “outlook” and “project” and other similar expressions, and negatives of those expressions, that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: (1) conditions to the closing of the proposed transaction, including the obtaining of required regulatory approvals, may not be satisfied, including those related to the HSR Act and required state consumer finance and insurance approvals; (2) the proposed transaction may involve unexpected costs, liabilities or delays; (3) the business of the Company may suffer as a result of uncertainty surrounding the proposed transaction; (4) the outcome of any legal proceedings related to the proposed transaction; (5) the Company may be adversely affected by other economic, business, and/or competitive factors; (6) the occurrence of any event, change or other circumstances that could give rise to the termination of the share purchase agreement; (7) the ability to recognize benefits of the proposed transaction; (8) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; (9) other risks to consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time period or at all; and (10) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors” in Part I - Item 1A., “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission (“SEC”) on February 21, 2017, as may be revised, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. Such risks include, without limitation: unanticipated expenditures relating to the 2015 acquisition of all the equity of OneMain Financial Holdings, LLC by the Company (the “OneMain Acquisition”); the inability to obtain, or delays in obtaining, cost savings and synergies from the OneMain Acquisition and risks and other uncertainties associated with the integration of the companies; any litigation, fines or penalties that could arise relating to the OneMain Acquisition; the impact of the OneMain Acquisition on our relationships with employees and third parties; various risks relating to our continued compliance with the Final Judgment entered April 15, 2016, to resolve antitrust concerns of the United States Department of Justice and the state attorneys general for Colorado, Idaho, Pennsylvania, Texas, Virginia, Washington and West Virginia; changes in general economic conditions, including the interest rate environment in which we conduct business and the financial markets through which we can access capital and also invest cash flows from our Consumer and Insurance segment; levels of unemployment and personal bankruptcies; natural or accidental events such as earthquakes, hurricanes, tornadoes, fires, or floods affecting our customers, collateral, or branches or other operating facilities; war, acts of terrorism, riots, civil disruption, pandemics, disruptions in the operation of our information systems, cyber-attacks or other security breaches, or other events disrupting business or commerce; changes in the rate at which we can collect or potentially sell our finance receivables portfolio; the effectiveness of our credit risk scoring models in assessing the risk of customer unwillingness or lack of capacity to repay; changes in our ability to attract and retain employees or key executives to support our businesses; changes in the competitive environment in which we operate, including the demand for our products, customer responsiveness to our distribution channels, our ability to make technological improvements, and the strength and ability of our competitors to operate independently or to enter into business combinations that result in a more attractive range of customer products or provide greater financial resources; risks related to the acquisition or sale of assets or businesses or the formation, termination or operation of joint ventures or other strategic alliances or arrangements, including loan delinquencies or net charge-offs, integration or migration issues, increased costs of servicing, incomplete records, and retention of customers; the inability to successfully and timely expand our centralized loan servicing capabilities through the integration of the Springleaf Finance Corporation and the Company servicing facilities; risks associated with our insurance operations, including insurance claims that exceed our expectations or insurance losses that exceed our reserves; the inability to successfully implement our growth strategy for our consumer lending business as well as various risks associated with successfully acquiring portfolios of consumer loans, pursuing acquisitions, and/or establishing joint ventures; declines in collateral values or increases in actual or projected delinquencies or net charge-offs; changes in federal, state or local laws, regulations, or regulatory policies and practices, including the Dodd-Frank Act (which, among other things, established the CFPB, which has broad authority to regulate and examine financial institutions, including us), that affect our ability to conduct business or the manner in which we conduct business, such as licensing requirements, pricing limitations or restrictions on the method of offering products, as well as changes that may result from increased regulatory scrutiny of the sub-prime lending industry, our use of third-party vendors and real estate loan servicing, or changes in corporate or individual income tax laws or regulations, including effects of the enactment of Public Law 115-97 amending the Internal Revenue Code of 1986; potential liability relating to real estate and personal loans which we have sold or may sell in the future, or relating to securitized loans, if it is determined that there was a non-curable breach of a representation or warranty made in connection with such transactions; the costs and effects of any actual or alleged violations of any federal, state or local laws, rules or regulations, including any litigation associated therewith, any impact to our business operations, reputation, financial position, results of operations or cash flows arising therefrom, any impact to our relationships with lenders, investors or other third parties attributable thereto, and the costs and effects of any breach of any representation, warranty or covenant under any of our contractual arrangements, including indentures or other financing arrangements or contracts, as a result of any such violation; the costs and effects of any fines, penalties, judgments, decrees, orders, inquiries, investigations, subpoenas, or enforcement or other proceedings of any governmental or quasi-governmental agency or authority and any litigation associated therewith; our continued ability to access the capital markets or the sufficiency of our current sources of funds to satisfy our cash flow requirements; our ability to comply with our debt covenants; our ability to generate sufficient cash to service all of our indebtedness; any material impairment or write-down of the value of our assets; the effects of any downgrade of our debt ratings by credit rating agencies, which could have a negative impact on our cost of and/or access to capital; our substantial indebtedness, which could prevent us from meeting our obligations under our debt instruments and limit our ability to react to changes in the economy or our industry, or our ability to incur additional borrowings; the impacts of our securitizations and borrowings; our ability to maintain sufficient capital levels in our regulated and unregulated subsidiaries; changes in accounting standards or tax policies and practices and the application of such new standards, policies and practices; changes in accounting principles and policies or changes in accounting estimates; risks associated with Seller’s ownership of our outstanding common stock; effects of the acquisition of Fortress Investment Group LLC by an affiliate of SoftBank Group Corp.; any failure or inability to achieve the SpringCastle Portfolio performance requirements set forth in the SpringCastle Interests Sale purchase agreement; and the effect of future sales of our remaining portfolio of real estate loans and the transfer of servicing of these loans, including the environmental liability and costs for damage caused by hazardous waste if a real estate loan goes into default. We operate in a competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this document may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Share Purchase Agreement, dated as of January 3, 2018, by and among the Company, Springleaf and Apollo†
10.2	Form of Amended and Restated Stockholders Agreement, between the Company and Apollo
99.1	Press Release of the Company, January 4, 2018

†  Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OneMain Holdings, Inc.

Date: January 4, 2018	By:	/s/ Scott T. Parker
Scott T. Parker
Executive Vice President and Chief Financial Officer